================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                 --------------


      Date of Report (Date of earliest event reported): November 12, 2002



                           OPTA FOOD INGREDIENTS, INC.
             (Exact name of registrant as specified in its charter)


    Delaware                         0-19811                    04-3117634
--------------------------------------------------------------------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)



                                25 Wiggins Avenue
                          Bedford, Massachusetts 01730
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (781) 276-5100

================================================================================

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c)  Exhibits

             Exhibit No.    Exhibit
             -----------    -------

             99.1 Certification of Chief Executive Officer and Chief Financial Officer



ITEM 9. REGULATION FD DISCLOSURE

In connection with the Quarterly Report on Form 10-Q of Opta Food Ingredients, Inc. (the "Company") for the quarterly period ended September 30, 2002, as filed with the Securities and Exchange Commission concurrently herewith, the Company hereby files the written statement required by Section 906 of the Sarbanes-Oxley Act of 2002. On November 12, 2002, Arthur J. McEvily, Chief Executive Officer of the Company and Scott A. Kumf, Chief Financial Officer of the Company, each executed this written statement. A copy of the foregoing written statement is attached hereto as an exhibit and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Opta Food Ingredients, Inc.
                               ---------------------------
                                    (Registrant)



DATE: November 12, 2002        BY: /s/ Arthur J. McEvily, Ph.D.
                                   ------------------------------------------
                                   Arthur J. McEvily, Ph.D.
                                   President and Chief Executive Officer
                                   (principal executive officer)



DATE: November 12, 2002        BY: /s/ Scott A. Kumf
                                   ------------------------------------------
                                   Scott A. Kumf
                                   Chief Operating Officer,
                                   Chief Financial Officer and Treasurer
                                   (principal financial and accounting officer)

                                  EXHIBIT INDEX

Exhibit No.     Exhibit
-----------     -------

99.1            Certification of Chief Executive Officer and
                Chief Financial Officer